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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report August 14, 2002
                                        ---------------
                        (Date of earliest event reported)


                               VISTEON CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)



     Delaware               1-15827                   38-3519512
(State or other    (Commission File Number)  IRS Employer Identification No.)
jurisdiction  of
 incorporation)


 5500 Auto Club Drive, Dearborn, Michigan                        48126
------------------------------------------                    ---------
 (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code (800)-VISTEON
                                                           -------------






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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.     Description
-----------     -----------

99.1 Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings, dated August 12, 2002.

99.2 Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Acts filings, dated August 12, 2002.


ITEM 9.  REGULATION FD DISCLOSURE

         On August 14, 2002, Peter J. Pestillo and Daniel R. Coulson, the principal executive officer and principal financial officer of Visteon Corporation (the "Company"), respectively, each filed with the Securities and Exchange Commission a written statement under oath pursuant to Securities and Exchange Commission Order No. 4-460. The officers executed such statements in the exact form of Exhibit A to the Order. The Company is filing copies of such statements in the form in which the officers executed them as Exhibits 99.1 and
99.2 hereto, which are incorporated by reference herein.



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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          VISTEON CORPORATION




Date:  August 14, 2002           By:    /s/Stacy L. Fox
                                     --------------------------------------
                                 Stacy L. Fox
                                 Senior Vice President,
                                 General Counsel and Secretary






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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                        Description                           Page
-----------                       -------------                         ------

Exhibit 99.1 Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings, dated August 12, 2002.


Exhibit 99.2 Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Act filings, dated August 12, 2002.